UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Chain Bridge I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41047	98-1578955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

330 Primrose Road, Suite 500 Burlingame, California	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 656-4257

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable Warrant to acquire one Class A ordinary share	CBRGU	The Nasdaq Global Market

Class A ordinary shares, par value $0.0001 per share	CBRG	The Nasdaq Global Market

Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CBRGW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Due to a printer error, the Form 8-K that was filed by Chain Bridge I (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 27, 2023, included incorrect language relating to the status of a non-binding letter of intent. Such language has been revised herein to reflect the correct status of such letter of intent as of the date of such Form 8-K.

Item 8.01	Other Events.

As previously disclosed in its definitive proxy statement dated as of April 19, 2023 (the “Definitive Proxy Statement”), Chain Bridge I (the “Company”) will hold an extraordinary general meeting of its shareholders on May 5, 2023 (the “Special Meeting”) to consider and vote upon the Extension Proposal (as defined in the Definitive Proxy Statement) and, if necessary, the Adjournment Proposal (as defined in the Definitive Proxy Statement).

The Company had identified a potential target company (the “Initial Target”) for a Business Combination and entered into a non-binding letter of intent to consummate a Business Combination involving the Initial Target. The letter of intent with the Initial Target has been terminated.

The Definitive Proxy Statement incorrectly reported that the Company’s Board of Directors fixed the close of business on March 29, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. The Company’s Board has fixed the close of business on April 4, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”).

The per-share pro rata portion of the Trust Account (as defined in the Definitive Proxy Statement) on March 29, 2023, after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting), was approximately $10.44 per Public Share (as defined in the Definitive Proxy Statement). The closing price of the Company’s Ordinary Shares (as defined in the Definitive Proxy Statement) on March 29, 2023 was $10.44.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023

CHAIN BRIDGE I

By:	/s/ Michael Rolnick
Name:	Michael Rolnick
Title:	Chief Executive Officer